COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

March 31, 2023 (Unaudited)

		Shares	Value
PREFERRED SECURITIES—$25 PAR VALUE	12.9%
BANKS	0.6%
Bank of America Corp., 5.415% (3 Month US LIBOR + 0.5%, Floor 4.00%), Series 5 (FRN)(a),(b),(c)		100,000	$2,038,000
Goldman Sachs Group, Inc./The, 5.529% (3 Month US LIBOR + 0.67%, Floor 4.00%), Series D (FRN)(a),(b),(c)		73,404	1,526,069

			3,564,069

ELECTRIC	2.2%
SCE Trust V, 5.45% to 3/15/26, Series K (TruPS) (a),(c),(d)		114,201	2,558,102
WESCO International, Inc., 10.625% to 6/22/25, Series A(a),(d)		351,462	9,528,135

			12,086,237

ENERGY—FOREIGN	0.2%
TC Energy Corp., 3.903% to 4/30/24, Series 8 (Canada)(a),(c),(d)		80,873	925,716

FINANCIAL	2.1%
DIVERSIFIED FINANCIAL SERVICES	0.7%
Oaktree Capital Group LLC, 6.625%, Series A(a),(c)		58,741	1,243,547
Oaktree Capital Group LLC, 6.55%, Series B(a),(c)		99,985	2,081,688
Synchrony Financial, 5.625%, Series A(a),(c)		32,188	548,483

			3,873,718

INVESTMENT BANKER/BROKER	1.4%
Morgan Stanley, 5.492% (3 Month US LIBOR + 0.70%, Floor 4.00%), Series A (FRN)(a),(b),(c)		365,551	7,577,873

TOTAL FINANCIAL			11,451,591

INDUSTRIALS—CHEMICALS	1.2%
CHS, Inc., 7.10% to 3/31/24, Series 2(a),(d)		38,176	957,073
CHS, Inc., 6.75% to 9/30/24, Series 3(a),(d)		129,600	3,240,000
CHS, Inc., 7.50%, Series 4(a)		103,815	2,727,220

			6,924,293

INSURANCE	3.1%
LIFE/HEALTH INSURANCE	2.1%
Athene Holding Ltd., 6.35% to 6/30/29, Series A(a),(c),(d)		68,967	1,500,032
Athene Holding Ltd., 6.375% to 6/30/25, Series C(a),(c),(d)		95,543	2,301,631
Athene Holding Ltd., 7.75% to 12/30/27, Series E(a),(c),(d)		135,151	3,228,758
Lincoln National Corp., 9.00%, Series D(a),(c)		127,006	3,238,653
Prudential Financial, Inc., 5.95%, due 9/1/62(c)		55,758	1,413,465

			11,682,539

		Shares	Value
MULTI-LINE	0.2%
Kemper Corp., 5.875% to 3/15/27, due 3/15/62(c),(d)		47,812	$919,903

REINSURANCE	0.4%
Reinsurance Group of America, Inc., 7.125% to 10/15/27, due 10/15/52(c),(d)		89,518	2,354,323

REINSURANCE—FOREIGN	0.4%
SiriusPoint Ltd., 8.00% to 2/26/26, Series B (Bermuda)(a),(d)		114,800	2,525,600

TOTAL INSURANCE			17,482,365

INTEGRATED TELECOMMUNICATIONS SERVICES	0.4%
United States Cellular Corp., 5.50%, due 3/1/70(c)		68,428	1,149,590
United States Cellular Corp., 5.50%, due 6/1/70(c)		70,910	1,210,434

			2,360,024

PIPELINES	1.8%
Energy Transfer LP, 7.625% to 8/15/23, Series D(a),(c),(d)		90,884	2,120,324
Energy Transfer LP, 7.60% to 5/15/24, Series E(a),(c),(d)		321,170	7,765,890

			9,886,214

PIPELINES—FOREIGN	1.2%
Enbridge, Inc., 3.94% to 3/1/25, Series 11 (Canada)(a),(c),(d)		86,582	973,127
Enbridge, Inc., 3.043% to 6/1/25, Series 13 (Canada)(a),(c),(d)		45,374	482,109
Enbridge, Inc., 5.858% to 9/1/27, Series L (Canada)(a),(c),(d)		258,006	5,206,561

			6,661,797

UTILITIES—GAS—DISTRIBUTION	0.1%
NiSource, Inc., 6.50% to 3/15/24, Series B(a),(c),(d)		27,953	670,872

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$77,647,000)			72,013,178

		Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES	136.0%
BANKS	36.1%
Ally Financial, Inc., 4.70% to 5/15/28, Series C(a),(d)		$4,438,000	2,971,241
Bank of America Corp., 4.375% to 1/27/27, Series RR(a),(c),(d)		946,000	806,595
Bank of America Corp., 5.875% to 3/15/28, Series FF(a),(c),(d)		6,340,000	5,712,340
Bank of America Corp., 6.10% to 3/17/25, Series AA(a),(c),(d)		8,565,000	8,417,939
Bank of America Corp., 6.125% to 4/27/27, Series TT(a),(c),(d)		3,775,000	3,723,094
Bank of America Corp., 6.25% to 9/5/24, Series X(a),(c),(d)		11,084,000	10,848,465
Bank of America Corp., 6.30% to 3/10/26, Series DD(a),(c),(d)		2,733,000	2,743,249

	Principal Amount		Value
Bank of America Corp., 6.50% to 10/23/24, Series Z(a),(c),(d)	$3,724,000		$3,724,000
Bank of New York Mellon Corp./The, 3.75% to 12/20/26, Series I(a),(c),(d)	444,000		367,232
Bank of New York Mellon Corp./The, 4.625% to 9/20/26, Series F(a),(c),(d)	2,000,000		1,793,688
Capital One Financial Corp., 3.95% to 9/1/26, Series M(a),(d)	1,000,000		751,250
Citigroup, Inc., 3.875% to 2/18/26(a),(d)	9,393,000		7,955,871
Citigroup, Inc., 4.00% to 12/10/25, Series W(a),(d)	3,388,000		3,002,615
Citigroup, Inc., 5.00% to 9/12/24, Series U(a),(d)	1,544,000		1,447,500
Citigroup, Inc., 5.95% to 5/15/25, Series P(a),(d)	7,544,000		7,040,027
Citigroup, Inc., 6.25% to 8/15/26, Series T(a),(d)	4,017,000		3,856,320
Citigroup, Inc., 7.375% to 5/15/28(a),(d)	5,110,000		5,041,833
Citigroup, Inc., 8.87% (3 Month US LIBOR + 4.068%), Series O (FRN)(a),(b)	910,000		905,450
Citigroup, Inc., 9.094% (3 Month US LIBOR + 4.23%), Series B (FRN)(a),(b)	1,666,000		1,659,752
Citizens Financial Group, Inc., 5.65% to 10/6/25, Series F(a),(d)	1,977,000		1,710,959
Citizens Financial Group, Inc., 6.375% to 4/6/24, Series C(a),(d)	265,000		229,225
CoBank ACB, 6.25% to 10/1/26, Series I(a),(c),(d)	5,755,000		5,439,262
CoBank ACB, 6.45% to 10/1/27, Series K(a),(c),(d)	2,300,000		2,169,205
Comerica, Inc., 5.625% to 7/1/25(a),(d)	3,045,000		2,560,236
Dresdner Funding Trust I, 8.151%, due 6/30/31, 144A (TruPS)(c),(e)	1,630,280		1,671,037
Farm Credit Bank of Texas, 5.70% to 9/15/25, Series 4, 144A(a),(d),(e)	4,275,000		3,933,000
Farm Credit Bank of Texas, 6.75% to 9/15/23, 144A(a),(d),(e),(f)	14,168	†	1,415,029
Fifth Third Bancorp, 5.10% to 6/30/23, Series H(a),(d)	3,377,000		2,932,972
First Citizens BancShares, Inc./NC, 8.838% (3 Month US LIBOR + 3.972%), Series B (FRN)(a),(b)	2,674,000		2,513,560
First Horizon Bank, 5.66% (3 Month US LIBOR + 0.85%, Floor 3.75%), 144A (FRN)(a),(b),(c),(e)	14,750	†	12,316,250
Goldman Sachs Capital I, 6.345%, due 2/15/34(c)	2,540,000		2,586,857
Goldman Sachs Group, Inc./The, 3.65% to 8/10/26, Series U(a),(d)	2,959,000		2,422,681
Goldman Sachs Group, Inc./The, 4.125% to 11/10/26, Series V(a),(d)	1,080,000		896,407
Huntington Bancshares, Inc./OH., 4.45% to 10/15/27, Series G(a),(d)	596,000		496,915
Huntington Bancshares, Inc./OH., 5.625% to 7/15/30, Series F(a),(d)	2,079,000		1,777,545
JPMorgan Chase & Co., 6.10% to 10/1/24, Series X(a),(c),(d)	10,036,000		9,810,190
JPMorgan Chase & Co., 6.125% to 4/30/24, Series U(a),(c),(d)	2,782,000		2,722,187

		Principal Amount		Value
JPMorgan Chase & Co., 6.75% to 2/1/24, Series S(a),(c),(d)		$4,578,000		$4,596,793
KeyCorp Capital III, 7.75%, due 7/15/29 (TruPS)		2,000,000		2,080,095
Mellon Capital IV, 5.528% (3 Month US LIBOR + 0.565%, Floor 4.00%), Series 1 (FRN) (TruPS)(a),(b)		2,967,000		2,338,641
PNC Financial Services Group, Inc./The, 6.00% to 5/15/27, Series U(a),(c),(d)		1,158,000		1,068,903
PNC Financial Services Group, Inc./The, 6.20% to 9/15/27, Series V(a),(c),(d)		4,756,000		4,486,573
PNC Financial Services Group, Inc./The, 6.25% to 3/15/30, Series W(a),(c),(d)		4,435,000		4,135,637
PNC Financial Services Group, Inc./The, 8.492% (3 Month US LIBOR + 3.678%), Series O (FRN)(a),(b),(c)		3,720,000		3,682,442
Truist Financial Corp., 4.80% to 9/1/24, Series N(a),(c),(d)		1,996,000		1,751,490
Truist Financial Corp., 4.95% to 9/1/25, Series P(a),(c),(d)		1,443,000		1,337,346
Truist Financial Corp., 5.10% to 3/1/30, Series Q(a),(c),(d)		3,374,000		2,970,991
Truist Financial Corp., 5.125% to 12/15/27, Series M(a),(c),(d)		2,965,000		2,520,250
Truist Financial Corp., 7.968% (3 Month US LIBOR + 3.102%), Series L (FRN)(a),(b),(c)		4,080,000		3,890,688
U.S. Bancorp, 5.85% (3 Month US LIBOR + 1.02%, Floor 3.50%), Series A (FRN)(a),(b),(c)		4,711	†	3,542,719
US Bancorp, 3.70% to 1/15/27, Series N(a),(d)		2,143,000		1,676,897
US Bancorp, 5.30% to 4/15/27, Series J(a),(c),(d)		3,410,000		2,910,443
USB Capital IX, 5.812% (3 Month US LIBOR + 1.02%, Floor 3.5%) (FRN) (TruPS)(a),(b)		2,278,000		1,755,981
Wells Fargo & Co., 3.90% to 3/15/26, Series BB(a),(d)		18,630,000		16,456,531
Wells Fargo & Co., 5.875% to 6/15/25, Series U(a),(d)		6,424,000		6,327,640
Wells Fargo & Co., 5.95%, due 12/15/36		2,893,000		2,973,221
Wells Fargo & Co., 7.95%, due 11/15/29, Series B		445,000		495,091

				201,370,350

BANKS—FOREIGN	44.1%
Abanca Corp. Bancaria SA, 6.00% to 1/20/26 (Spain)(a),(d),(g),(h)		2,200,000		1,959,635
AIB Group PLC, 6.25% to 6/23/25 (Ireland)(a),(c),(d),(g),(h)		1,600,000		1,598,117
Banco Bilbao Vizcaya Argentaria SA, 6.50% to 3/5/25, Series 9 (Spain)(a),(d),(h)		3,400,000		3,094,000
Banco BPM SpA, 7.00% to 4/12/27 (Italy)(a),(c),(d),(g),(h)		800,000		728,315
Banco de Sabadell SA, 5.75% to 3/15/26 (Spain)(a),(d),(g),(h)		400,000		337,135
Banco de Sabadell SA, 9.375% to 7/18/28 (Spain)(a),(c),(d),(g),(h)		2,200,000		2,124,124
Banco Mercantil del Norte SA/Grand Cayman, 6.625% to 1/24/32, 144A (Mexico)(a),(d),(e),(h)		2,800,000		2,261,000
Banco Santander SA, 4.75% to 11/12/26 (Spain)(a),(d),(h)		1,400,000		1,090,250
Banco Santander SA, 7.50% to 2/8/24 (Spain)(a),(d),(g),(h)		2,400,000		2,295,326

	Principal Amount	Value
Bank of Ireland Group PLC, 6.00% to 9/1/25 (Ireland)(a),(c),(d),(g),(h)	$1,800,000	$1,788,436
Bank of Ireland Group PLC, 7.50% to 5/19/25 (Ireland)(a),(c),(d),(g),(h)	3,800,000	4,007,522
Bank of Nova Scotia/The, 4.90% to 6/4/25 (Canada)(a),(c),(d)	5,985,000	5,461,312
Bank of Nova Scotia/The, 8.625% to 10/27/27, due 10/27/82 (Canada)(c),(d)	3,800,000	3,873,091
Barclays Bank PLC, 6.278% to 12/15/34 (United Kingdom)(a),(d)	2,640,000	2,479,410
Barclays PLC, 6.125% to 12/15/25 (United Kingdom)(a),(c),(d),(h)	5,400,000	4,591,439
Barclays PLC, 6.375% to 12/15/25 (United Kingdom)(a),(c),(d),(g),(h)	400,000	435,461
Barclays PLC, 7.125% to 6/15/25 (United Kingdom)(a),(c),(d),(h)	800,000	865,474
Barclays PLC, 8.00% to 6/15/24 (United Kingdom)(a),(c),(d),(h)	7,400,000	6,678,500
Barclays PLC, 8.00% to 3/15/29 (United Kingdom)(a),(c),(d),(h)	9,600,000	8,220,000
Barclays PLC, 8.875% to 9/15/27 (United Kingdom)(a),(c),(d),(g),(h)	5,000,000	5,582,037
Barclays PLC, 9.25% to 9/15/28 (United Kingdom)(a),(c),(d),(h)	1,200,000	1,342,695
BNP Paribas SA, 4.625% to 1/12/27, 144A (France)(a),(d),(e),(h)	4,800,000	3,739,200
BNP Paribas SA, 4.625% to 2/25/31, 144A (France)(a),(d),(e),(h)	1,000,000	749,860
BNP Paribas SA, 6.625% to 3/25/24, 144A (France)(a),(d),(e),(h)	3,128,000	2,953,051
BNP Paribas SA, 7.00% to 8/16/28, 144A (France)(a),(d),(e),(h)	2,800,000	2,559,256
BNP Paribas SA, 7.375% to 8/19/25, 144A (France)(a),(d),(e),(h)	5,800,000	5,519,222
BNP Paribas SA, 7.375% to 6/11/30 (France)(a),(d),(g),(h)	2,200,000	2,283,647
BNP Paribas SA, 7.75% to 8/16/29, 144A (France)(a),(d),(e),(h)	11,800,000	11,324,460
BNP Paribas SA, 9.25% to 11/17/27, 144A (France)(a),(d),(e),(h)	4,400,000	4,479,211
CaixaBank SA, 8.25% to 3/13/29 (Spain)(a),(d),(g),(h)	2,800,000	2,829,589
Commerzbank AG, 7.00% to 4/9/25 (Germany)(a),(d),(g),(h)	2,400,000	2,007,480
Coventry Building Society, 6.875% to 9/18/24 (United Kingdom)(a),(d),(g),(h)	2,015,000	2,196,680
Credit Agricole SA, 4.75% to 3/23/29, 144A (France)(a),(d),(e),(h)	4,600,000	3,465,640
Credit Agricole SA, 6.875% to 9/23/24, 144A (France)(a),(c),(d),(e),(h)	5,100,000	4,753,630
Credit Agricole SA, 7.25% to 9/23/28, Series EMTN (France)(a),(c),(d),(g),(h)	1,300,000	1,377,267
Credit Agricole SA, 7.875% to 1/23/24, 144A (France)(a),(c),(d),(e),(h)	3,000,000	2,951,967
Credit Agricole SA, 8.125% to 12/23/25, 144A (France)(a),(c),(d),(e),(h)	2,750,000	2,665,861
Credit Suisse Group AG, 5.25% to 2/11/27, 144A (Switzerland)(a),(d),(e),(h),(i),(j)	1,400,000	80,500
Credit Suisse Group AG, 6.375% to 8/21/26, 144A (Switzerland)(a),(d),(e),(h),(i),(j)	4,300,000	247,250
Credit Suisse Group AG, 7.25% to 9/12/25, 144A (Switzerland)(a),(d),(e),(h),(i),(j)	2,800,000	161,000
Credit Suisse Group AG, 7.50% to 7/17/23, 144A (Switzerland)(a),(d),(e),(h),(i),(j)	7,800,000	448,500

	Principal Amount	Value
Danske Bank A/S, 7.00% to 6/26/25 (Denmark)(a),(d),(g),(h)	$2,047,000	$1,902,686
Deutsche Bank AG, 6.00% to 10/30/25, Series 2020 (Germany)(a),(d),(h)	4,200,000	3,125,681
Deutsche Bank AG, 7.079% to 11/10/32, due 2/10/34 (Germany)(d)	1,000,000	928,266
Deutsche Bank AG, 7.50% to 4/30/25 (Germany)(a),(d),(h)	4,000,000	3,264,280
Deutsche Bank AG, 10.00% to 12/1/27 (Germany)(a),(d),(g),(h)	3,600,000	3,638,714
HSBC Capital Funding Dollar 1 LP, 10.176% to 6/30/30, 144A (United Kingdom)(a),(d),(e)	4,285,000	5,158,758
HSBC Holdings PLC, 6.375% to 3/30/25 (United Kingdom)(a),(c),(d),(h)	1,000,000	920,329
HSBC Holdings PLC, 6.50% to 3/23/28 (United Kingdom)(a),(c),(d),(h)	2,000,000	1,754,827
HSBC Holdings PLC, 8.00% to 3/7/28 (United Kingdom)(a),(c),(d),(h)	4,800,000	4,799,520
Iccrea Banca SpA, 4.75% to 10/18/26, due 1/18/32, Series EMTN (Italy)(c),(d),(g)	1,200,000	1,108,858
ING Groep N.V., 4.25% to 5/16/31, Series NC10 (Netherlands)(a),(d),(h)	3,400,000	2,255,798
ING Groep N.V., 4.875% to 5/16/29 (Netherlands)(a),(d),(g),(h)	3,400,000	2,556,633
ING Groep N.V., 5.75% to 11/16/26 (Netherlands)(a),(d),(h)	5,400,000	4,676,373
ING Groep N.V., 6.50% to 4/16/25 (Netherlands)(a),(d),(h)	4,400,000	3,968,929
ING Groep N.V., 6.75% to 4/16/24 (Netherlands)(a),(d),(g),(h)	2,000,000	1,849,830
ING Groep NV, 7.50% to 5/16/28 (Netherlands)(a),(d),(g),(h)	3,800,000	3,447,979
Intesa Sanpaolo SpA, 5.875% to 9/1/31, Series EMTN (Italy)(a),(d),(g),(h)	750,000	643,144
Intesa Sanpaolo SpA, 7.70% to 9/17/25, 144A (Italy)(a),(d),(e),(h)	5,000,000	4,600,000
Lloyds Banking Group PLC, 6.75% to 6/27/26 (United Kingdom)(a),(d),(h)	1,000,000	906,232
Lloyds Banking Group PLC, 7.50% to 6/27/24 (United Kingdom)(a),(d),(h)	5,050,000	4,777,855
Lloyds Banking Group PLC, 7.50% to 9/27/25 (United Kingdom)(a),(d),(h)	3,400,000	3,163,088
Lloyds Banking Group PLC, 8.00% to 9/27/29 (United Kingdom)(a),(d),(h)	6,000,000	5,542,500
Natwest Group PLC, 4.60% to 6/28/31 (United Kingdom)(a),(d),(h)	3,200,000	2,260,320
Natwest Group PLC, 6.00% to 12/29/25 (United Kingdom)(a),(c),(d),(h)	5,000,000	4,573,000
Natwest Group PLC, 8.00% to 8/10/25 (United Kingdom)(a),(c),(d),(h)	6,600,000	6,530,700
Nordea Bank Abp, 6.625% to 3/26/26, 144A (Finland)(a),(c),(d),(e),(h)	2,600,000	2,449,746

	Principal Amount	Value
Skandinaviska Enskilda Banken AB, 6.875% to 6/30/27 (Sweden)(a),(d),(g),(h)	$2,400,000	$2,239,642
Societe Generale SA, 5.375% to 11/18/30, 144A (France)(a),(d),(e),(h)	5,600,000	4,045,636
Societe Generale SA, 6.75% to 4/6/28, 144A (France)(a),(d),(e),(h)	7,400,000	5,920,879
Societe Generale SA, 7.875% to 12/18/23, 144A (France)(a),(d),(e),(h)	1,889,000	1,773,582
Societe Generale SA, 7.875% to 1/18/29, Series EMTN (France)(a),(d),(g),(h)	1,800,000	1,784,990
Societe Generale SA, 8.00% to 9/29/25, 144A (France)(a),(d),(e),(h)	4,400,000	4,116,750
Societe Generale SA, 9.375% to 11/22/27, 144A (France)(a),(d),(e),(h)	5,600,000	5,313,000
Standard Chartered PLC, 4.75% to 1/14/31, 144A (United Kingdom)(a),(d),(e),(h)	1,000,000	709,375
Svenska Handelsbanken AB, 4.75% to 3/1/31 (Sweden)(a),(d),(g),(h)	1,200,000	968,186
Swedbank AB, 7.625% to 3/17/28 (Sweden)(a),(d),(g),(h)	1,000,000	948,910
Toronto-Dominion Bank/The, 8.125% to 10/31/27, due 10/31/82 (Canada)(c),(d)	5,800,000	5,901,500
UBS Group AG, 4.875% to 2/12/27, 144A (Switzerland)(a),(d),(e),(h)	1,900,000	1,484,603
UBS Group AG, 6.875% to 8/7/25 (Switzerland)(a),(d),(g),(h)	3,800,000	3,439,000
UBS Group AG, 7.00% to 2/19/25 (Switzerland)(a),(d),(g),(h)	2,200,000	2,084,518
UBS Group AG, 7.00% to 1/31/24, 144A (Switzerland)(a),(d),(e),(h)	3,200,000	3,043,872
UniCredit SpA, 8.00% to 6/3/24 (Italy)(a),(d),(g),(h)	3,200,000	3,043,600
Virgin Money UK PLC, 8.25% to 6/17/27 (United Kingdom)(a),(d),(g),(h)	800,000	834,160

		246,062,799

ELECTRIC	3.6%
CMS Energy Corp., 3.75% to 9/1/30, due 12/1/50(d)	3,000,000	2,255,671
CMS Energy Corp., 4.75% to 3/1/30, due 6/1/50(d)	2,404,000	2,083,018
Dominion Energy, Inc., 4.35% to 1/15/27, Series C(a),(d)	4,631,000	3,854,158
Dominion Energy, Inc., 4.65% to 12/15/24, Series B(a),(d)	461,000	407,312
Duke Energy Corp., 4.875% to 9/16/24(a),(d)	2,225,000	2,140,672
NextEra Energy Capital Holdings, Inc., 3.80% to 3/15/27, due 3/15/82(c),(d)	1,098,000	911,340
Southern California Edison Co., 9.013% (3 Month US LIBOR + 4.199%), Series E (FRN)(a),(b)	4,408,000	4,319,840
Southern Co./The, 3.75% to 6/15/26, due 9/15/51, Series 21-A(c),(d)	4,581,000	3,854,179

		19,826,190

		Principal Amount	Value
ELECTRIC—FOREIGN	3.7%
Electricite de France SA, 2.625% to 12/1/27 (France)(a),(d),(g)		$1,600,000	$1,382,347
Electricite de France SA, 7.50% to 9/6/28, Series EMTN (France)(a),(c),(d),(g)		2,400,000	2,553,633
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)(d)		15,466,000	14,468,975
Enel SpA, 6.375% to 4/16/28, Series EMTN (Italy)(a),(c),(d),(g)		1,000,000	1,093,989
Enel SpA, 6.625% to 4/16/31, Series EMTN (Italy)(a),(c),(d),(g)		1,300,000	1,423,716

			20,922,660

FINANCIAL	7.9%
CREDIT CARD	0.6%
American Express Co., 3.55% to 9/15/26(a),(d)		2,889,000	2,449,005
Discover Financial Services, 6.125% to 6/23/25, Series D(a),(d)		910,000	842,236

			3,291,241

DIVERSIFIED FINANCIAL SERVICES	2.5%
Aircastle Ltd., 5.25% to 6/15/26, Series A, 144A(a),(d),(e)		6,480,000	4,760,208
Apollo Management Holdings LP, 4.95% to 12/17/24, due 1/14/50, 144A(c),(d),(e)		2,036,000	1,673,963
Ares Finance Co. III LLC, 4.125% to 6/30/26, due 6/30/51, 144A(d),(e)		3,290,000	2,570,991
ILFC E-Capital Trust II, 6.798% (30 Year CMT + 1.80%), due 12/21/65, 144A (FRN) (TruPS)(b),(e)		7,250,000	4,832,067

			13,837,229

DIVERSIFIED FINANCIAL SERVICES—FOREIGN	0.3%
Julius Baer Group Ltd., 6.875% to 6/9/27 (Switzerland)(a),(c),(d),(g),(h)		2,400,000	2,074,416

INVESTMENT BANKER/BROKER	4.5%
Charles Schwab Corp./The, 5.375% to 6/1/25, Series G(a),(c),(d)		4,794,000	4,566,285
Charles Schwab Corp./The, 4.00% to 12/1/30, Series H(a),(d)		8,881,000	7,004,888
Charles Schwab Corp./The, 4.00% to 6/1/26, Series I(a),(c),(d)		14,594,000	11,916,293
Morgan Stanley, 5.875% to 9/15/26, Series M(a),(c),(d)		1,655,000	1,630,175

			25,117,641

TOTAL FINANCIAL			44,320,527

		Principal Amount	Value
INDUSTRIALS—DIVERSIFIED MANUFACTURING	0.9%
General Electric Co., 8.196% (3 Month US LIBOR + 3.33%), Series D (FRN)(a),(b)		$5,004,000	$5,017,761

INSURANCE	19.6%
FINANCE	0.3%
Liberty Mutual Group, Inc., 4.125% to 9/15/26, due 12/15/51, 144A(d),(e)		1,954,000	1,571,544

FINANCE—FOREIGN	0.5%
Zurich Finance Ireland Designated Activity Co., 3.00% to 1/19/31, due 4/19/51, Series EMTN (Switzerland)(d),(g)		3,800,000	2,901,224

LIFE/HEALTH INSURANCE	7.9%
Corebridge Financial, Inc., 6.875% to 9/15/27, due 12/15/52, 144A(c),(d),(e)		5,920,000	5,288,942
Equitable Holdings, Inc., 4.95% to 9/15/25, Series B(a),(c),(d)		3,405,000	3,111,943
Lincoln National Corp., 9.25% to 12/1/27, Series C(a),(c),(d)		1,409,000	1,409,000
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144A (TruPS)(c),(e)		3,750,000	3,927,386
MetLife, Inc., 9.25%, due 4/8/38, 144A(c),(e)		7,650,000	9,037,041
Prudential Financial, Inc., 5.125% to 11/28/31, due 3/1/52(c),(d)		3,500,000	3,092,743
Prudential Financial, Inc., 5.20% to 3/15/24, due 3/15/44(c),(d)		1,856,000	1,768,258
Prudential Financial, Inc., 5.625% to 6/15/23, due 6/15/43(c),(d)		3,655,000	3,603,355
Prudential Financial, Inc., 6.00% to 6/1/32, due 9/1/52(c),(d)		3,710,000	3,479,238
Prudential Financial, Inc., 6.75% to 12/1/32, due 3/1/53(c),(d)		2,040,000	1,988,021
SBL Holdings, Inc., 6.50% to 11/13/26, 144A(a),(d),(e)		3,090,000	2,186,175
SBL Holdings, Inc., 7.00% to 5/13/25, 144A(a),(d),(e)		3,805,000	2,900,291
Voya Financial, Inc., 5.65% to 5/15/23, due 5/15/53(d)		2,317,000	2,239,879

TOTAL LIFE/HEALTH INSURANCE			44,032,272

LIFE/HEALTH INSURANCE—FOREIGN	2.6%
Dai-ichi Life Insurance Co., Ltd./The, 5.10% to 10/28/24, 144A (Japan)(a),(c),(d),(e)		2,500,000	2,437,466
Fukoku Mutual Life Insurance Co., 5.00% to 7/28/25 (Japan)(a),(c),(d),(g)		2,400,000	2,325,000
Fukoku Mutual Life Insurance Co., 6.50% to 9/19/23 (Japan)(a),(c),(d),(g)		3,253,000	3,241,208
La Mondiale SAM, 5.875% to 1/26/27, due 1/26/47 (France)(c),(d),(g)		2,200,000	2,079,024
Phoenix Group Holdings PLC, 5.625% to 1/29/25 (United Kingdom)(a),(d),(g),(h)		2,750,000	2,323,173
Rothesay Life PLC, 4.875% to 4/13/27, Series NC6 (United Kingdom)(a),(d),(g),(h)		2,800,000	2,084,930

			14,490,801

		Principal Amount	Value
MULTI-LINE	1.4%
Hartford Financial Services Group, Inc./The, 6.989% (3 Month US LIBOR + 2.125%), due 2/12/47, 144A (FRN)(b),(c),(e)		$9,885,000	$7,995,243

MULTI-LINE—FOREIGN	2.0%
Aegon NV, 5.50% to 4/11/28, due 4/11/48 (Netherlands)(c),(d)		3,091,000	2,929,665
Aegon NV, 5.625% to 4/15/29 (Netherlands)(a),(d),(g),(h)		2,400,000	2,275,823
Allianz SE, 3.50% to 11/17/25, 144A (Germany)(a),(d),(e),(h)		4,000,000	3,215,635
AXA SA, 8.60%, due 12/15/30 (France)(c)		1,290,000	1,554,393
CNP Assurances, 4.875% to 10/7/30 (France)(a),(d),(g),(h)		1,800,000	1,316,223

			11,291,739

PROPERTY CASUALTY	1.1%
Enstar Finance LLC, 5.50% to 1/15/27, due 1/15/42(d)		3,635,000	2,628,482
Enstar Finance LLC, 5.75% to 9/1/25, due 9/1/40(d)		2,989,000	2,562,709
Markel Corp., 6.00% to 6/1/25(a),(d)		990,000	950,939

			6,142,130

PROPERTY CASUALTY—FOREIGN	2.6%
Athora Netherlands NV, 7.00% to 6/19/25 (Netherlands)(a),(d),(g),(h)		2,600,000	2,666,365
Lancashire Holdings Ltd., 5.625% to 3/18/31, due 9/18/41 (United Kingdom)(d),(g)		2,779,000	2,286,458
QBE Insurance Group Ltd., 5.875% to 6/17/26, due 6/17/46, Series EMTN (Australia)(c),(d),(g)		4,800,000	4,538,376
QBE Insurance Group Ltd., 5.875% to 5/12/25, 144A (Australia)(a),(c),(d),(e)		5,200,000	4,861,671

			14,352,870

REINSURANCE	0.8%
AXIS Specialty Finance LLC, 4.90% to 1/15/30, due 1/15/40(d)		1,015,000	824,159
Global Atlantic Fin Co., 4.70% to 7/15/26, due 10/15/51, 144A(d),(e)		4,536,000	3,647,368

			4,471,527

		Principal Amount	Value
REINSURANCE—FOREIGN	0.4%
Swiss Re Finance Luxembourg SA, 5.00% to 4/2/29, due 4/2/49, 144A (Switzerland)(c),(d),(e)		$2,200,000	$2,070,842

TOTAL INSURANCE			109,320,192

INTEGRATED TELECOMMUNICATIONS SERVICES—FOREIGN	0.8%
Telefonica Europe BV, 6.135% to 2/3/30 (Spain)(a),(d),(g)		1,600,000	1,682,444
Vodafone Group PLC, 4.125% to 3/4/31, due 6/4/81 (United Kingdom)(d)		3,500,000	2,767,625

			4,450,069

OIL & GAS—FOREIGN	3.0%
BP Capital Markets PLC, 4.375% to 6/22/25 (United Kingdom)(a),(c),(d)		5,000,000	4,774,569
BP Capital Markets PLC, 4.875% to 3/22/30 (United Kingdom)(a),(c),(d)		12,920,000	11,781,425

			16,555,994

PIPELINES	2.4%
Energy Transfer LP, 6.50% to 11/15/26, Series H(a),(d)		5,320,000	4,694,900
Energy Transfer LP, 7.125% to 5/15/30, Series G(a),(d)		5,058,000	4,266,423
Enterprise Products Operating LLC, 7.858% (3 Month US LIBOR + 2.986%), due 8/16/77, Series D (FRN)(b),(c)		4,592,000	4,318,712

			13,280,035

PIPELINES—FOREIGN	7.7%
Enbridge, Inc., 5.75% to 4/15/30, due 7/15/80, Series 20-A (Canada)(c),(d)		8,634,000	7,702,115
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)(c),(d)		4,534,000	4,190,329
Enbridge, Inc., 6.25% to 3/1/28, due 3/1/78 (Canada)(c),(d)		7,464,000	6,793,411
Enbridge, Inc., 7.375% to 10/15/27, due 1/15/83 (Canada)(c),(d)		2,422,000	2,321,560
Enbridge, Inc., 7.625% to 10/15/32, due 1/15/83 (Canada)(c),(d)		5,148,000	5,034,678
Transcanada Trust, 5.50% to 9/15/29, due 9/15/79 (Canada)(c),(d)		7,891,000	6,612,121
Transcanada Trust, 5.60% to 12/7/31, due 3/7/82 (Canada)(c),(d)		3,229,000	2,705,059
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16-A (Canada)(c),(d)		8,098,000	7,559,563

			42,918,836

		Principal Amount	Value
REAL ESTATE—RETAIL—FOREIGN	1.9%
Scentre Group Trust 2, 4.75% to 6/24/26, due 9/24/80, 144A (Australia)(c),(d),(e)		$6,000,000	$5,409,155
Scentre Group Trust 2, 5.125% to 6/24/30, due 9/24/80, 144A (Australia)(c),(d),(e)		6,000,000	5,071,756

			10,480,911

UTILITIES	4.3%
ELECTRIC	3.5%
Edison International, 5.00% to 12/15/26, Series B(a),(d)		3,367,000	2,797,961
Edison International, 5.375% to 3/15/26, Series A(a),(d)		3,153,000	2,796,178
NextEra Energy Capital Holdings, Inc., 5.65% to 5/1/29, due 5/1/79(c),(d)		2,698,000	2,387,909
Sempra Energy, 4.125% to 1/1/27, due 4/1/52(d)		4,240,000	3,428,125
Sempra Energy, 4.875% to 10/15/25(a),(d)		8,700,000	8,169,855

			19,580,028

ELECTRIC—FOREIGN	0.8%
Algonquin Power & Utilities Corp., 4.75% to 1/18/27, due 1/18/82 (Canada)(d)		5,322,000	4,265,104

TOTAL UTILITIES			23,845,132

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$846,379,441)			758,371,456

CORPORATE BONDS	0.6%
BANKS—FOREIGN	0.3%
Intesa Sanpaolo SpA, 8.248%, due 11/21/33, 144A (Italy)(c),(d),(e)		1,800,000	1,910,071

ELECTRIC—FOREIGN	0.3%
Enel Finance America LLC, 7.10%, due 10/14/27, 144A (Italy)(c),(e)		800,000	860,453
Enel Finance International NV, 7.50%, due 10/14/32, 144A (Italy)(c),(e)		800,000	892,220

			1,752,673

TOTAL CORPORATE BONDS (Identified cost—$3,376,120)			3,662,744

		Shares	Value
SHORT-TERM INVESTMENTS	4.3%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 4.53%(k)		23,926,504	$23,926,504

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$23,926,504)			23,926,504

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$951,329,065)	153.8%		857,973,882
LIABILITIES IN EXCESS OF OTHER ASSETS	(53.8)		(300,171,348)

NET ASSETS (Equivalent to $19.18 per share based on 29,214,247 shares of common stock outstanding)	100.0%		$557,802,534

Centrally Cleared Interest Rate Swap Contracts

Notional Amount	Fixed Rate Payable	Fixed Payment Frequency	Floating Rate Receivable (resets monthly)(l)	Floating Payment Frequency	Maturity Date	Value	Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
$85,000,000	0.548%	Monthly	4.684%	Monthly	9/15/25	$7,036,315	$—	$7,036,315
94,000,000	1.181%	Monthly	4.684%	Monthly	9/15/26	7,893,307	—	7,893,307
90,000,000	0.930%	Monthly	4.684%	Monthly	9/15/27	9,853,446	—	9,853,446
						$24,783,068	$—	$24,783,068

The total amount of all interest rate swap contracts as presented in the tables above are representative of the volume of activity for this derivative type during the three months ended March 31, 2023.

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	CAD	3,442,251	USD	2,528,804	4/4/23	$(18,214)
Brown Brothers Harriman	EUR	37,086,415	USD	39,412,660	4/4/23	(807,553)
Brown Brothers Harriman	EUR	2,226,315	USD	2,362,447	4/4/23	(51,991)
Brown Brothers Harriman	GBP	11,541,575	USD	13,976,270	4/4/23	(261,409)

Forward Foreign Currency Exchange Contracts – (Continued)

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	GBP	1,382,253	USD	1,659,682	4/4/23	$(45,464)
Brown Brothers Harriman	USD	2,544,895	CAD	3,442,251	4/4/23	2,123
Brown Brothers Harriman	USD	38,524,641	EUR	35,439,948	4/4/23	(90,021)
Brown Brothers Harriman	USD	1,183,548	EUR	1,098,144	4/4/23	7,389
Brown Brothers Harriman	USD	1,899,400	EUR	1,769,372	4/4/23	19,484
Brown Brothers Harriman	USD	1,062,595	EUR	1,005,266	4/4/23	27,616
Brown Brothers Harriman	USD	10,740,951	GBP	8,685,663	4/4/23	(26,324)
Brown Brothers Harriman	USD	733,984	GBP	598,013	4/4/23	3,724
Brown Brothers Harriman	USD	1,092,107	GBP	888,607	4/4/23	4,078
Brown Brothers Harriman	USD	454,765	GBP	372,031	4/4/23	4,172
Brown Brothers Harriman	USD	1,001,685	GBP	820,811	4/4/23	10,867
Brown Brothers Harriman	USD	946,573	GBP	791,503	4/4/23	29,825
Brown Brothers Harriman	USD	915,111	GBP	767,200	4/4/23	31,307
Brown Brothers Harriman	CAD	3,188,476	USD	2,358,058	5/3/23	(2,191)
Brown Brothers Harriman	EUR	36,538,257	USD	39,779,931	5/3/23	89,794
Brown Brothers Harriman	GBP	8,951,784	USD	11,075,774	5/3/23	26,188

						$(1,046,600)

Glossary of Portfolio Abbreviations

CAD	Canadian Dollar
CMT	Constant Maturity Treasury
EMTN	Euro Medium Term Note
EUR	Euro Currency
FRN	Floating Rate Note
GBP	Great British Pound
LIBOR	London Interbank Offered Rate
TruPS	Trust Preferred Securities
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

†	Represents shares.
(a)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(b)	Variable rate. Rate shown is in effect at March 31, 2023.
(c)	All or a portion of the security is pledged as collateral in connection with the Fund’s revolving credit agreement. $434,129,223 in aggregate has been pledged as collateral.
(d)	Security converts to floating rate after the indicated fixed-rate coupon period.

(e)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $183,431,613 which represents 32.9% of the net assets of the Fund, of which 0.0% are illiquid.

(f)	Security value is determined based on significant unobservable inputs (Level 3).
(g)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $100,289,970 which represents 18.0% of the net assets of the Fund, of which 0.0% are illiquid.

(h)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $237,108,169 or 42.5% of the net assets of the Fund (27.2% of the managed assets of the Fund).

(i)	Security is in default.
(j)	Non-income producing security.
(k)	Rate quoted represents the annualized seven-day yield.
(l)	Based on 1-Month LIBOR. Represents rates in effect at March 31, 2023.

Country Summary	% of Managed Assets
United States	49.0
United Kingdom	11.5
Canada	9.7
France	9.2
Netherlands	3.1
Australia	2.3
Switzerland	2.1
Italy	1.9
Germany	1.9
Spain	1.8
Japan	0.9
Ireland	0.9
Sweden	0.5
Other (includes short-term investments)	5.2

100.0

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued based upon prices provided by a third party pricing service. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter (OTC) market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The Board of Directors has designated the investment advisor as the Fund’s “Valuation Designee” under Rule 2a-5 under the 1940 Act. As Valuation Designee, the investment advisor is authorized to make fair valuation determinations, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The following is a summary of the inputs used as of March 31, 2023 in valuing the Fund’s investments carried at value:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Preferred Securities—$25 Par Value	$72,013,178	$—	$—		$72,013,178
Preferred Securities—Capital Securities:
Banks	—	446,018,120	1,415,029	[a]	447,433,149
Other—Industries	—	310,938,307	—		310,938,307
Corporate Bonds	—	3,662,744	—		3,662,744
Short-Term Investments	—	23,926,504	—		23,926,504

Total Investments in Securities(a)	$72,013,178	$784,545,675	$1,415,029		$857,973,882

Interest Rate Swap Contracts	$—	$24,783,068	$—		$24,783,068
Forward Foreign Currency Exchange Contracts	—	256,567	—		256,567

Total Derivative Assets(a)	$—	$25,039,635	$—		$25,039,635

Forward Foreign Currency Exchange Contracts	$—	$(1,303,167)	$—		$(1,303,167)

Total Derivative Liabilities(b)	$—	$(1,303,167)	$—		$(1,303,167)

(a)

Level 3 investments are valued by a third-party pricing service. The inputs for these securities are not readily available or cannot be reasonably estimated. A change in the significant unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

(b)	Portfolio holdings are disclosed individually on the Schedule of Investments.

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

Preferred Securities — Capital Securities — Banks
Balance as of December 31, 2022	$—
Transfer into Level 3(a)	1,415,029

Balance as of March 31, 2023	$1,415,029

(a)	Transfer from Level 2 to Level 3 are due to a decrease in market activity (e.g. frequency of trades), which resulted in a lack of available market inputs to determine prices.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Note 2. Derivative Investments

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Schedule of Investments. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

As of March 31, 2023, the Fund had no option contracts outstanding.

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its revolving credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the revolving credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the revolving credit agreement. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin on interest rate swap contracts. Any upfront payments paid or received upon entering into a swap agreement would be recorded as assets or liabilities, respectively, and amortized or accreted over the life of the swap and recorded as realized gain (loss). Payments received from or paid to the counterparty during the term of the swap agreement, or at termination, are recorded as realized gain (loss).

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Schedule of Investments. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The following summarizes the volume of the Fund’s option contracts and forward foreign currency exchange contracts activity for the three months ended March 31, 2023:

	Purchased Option Contracts(a),(b)	Forward Foreign Currency Exchange Contracts
Average Notional Amount	$7,813,853	$52,415,014

(a)	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.
(b)	Average notional amounts are for the period March 24, 2023 through March 30, 2023, which represents the period the Fund had option contracts outstanding.